Filed pursuant to Rule 497(e)
Registration Nos. 333-158133; 811-22282

Cook & Bynum Funds Trust (the “Trust”)

The Cook & Bynum Fund (the “Fund”)

Supplement dated June 25, 2021 to the Statement of Additional Information (“SAI”), dated January 28, 2021

This supplement serves as notification of the following changes:

Resignation of David A. Hobbs as Principal of Cook & Bynum Capital Management, LLC and Vice President, Treasurer, and Principal Financial Officer of the Trust
On June 18, 2021, Mr. Hobbs submitted his resignation as Principal of Cook & Bynum Capital Management, LLC (“Adviser”) effective September 30, 2021. In addition, he has also resigned from his officer roles of the Trust, which included Vice President, Treasurer, and Principal Financial Officer, effective August 20, 2021.

Election of a New Trustee and Officer of the Trust
At a special board meeting held on June 24, 2021, the Board of Trustees of the Trust (the “Board”) elected Mr. Hobbs as a new Trustee of the Trust, effective August 20, 2021. During this meeting, the Board also appointed Enrico G. Camata as the Treasurer and Principal Financial Officer of the Trust, effective August 20, 2021.

Accordingly, effective August 20, 2021, the SAI is amended as follows:

1. The information in the section titled, “Investment Adviser” on page 8 of the SAI is hereby deleted in its entirety and replaced with the following:

Information on the Fund’s investment adviser, Cook & Bynum Capital Management, LLC, is set forth in the Prospectus. This section contains additional information concerning the Adviser.

The Adviser manages the investment portfolio of the Fund pursuant to an investment management agreement with the Fund dated November 5, 2020. Mr. Richard P. Cook is the principal of the Adviser and the portfolio manager for the Fund. Mr. Cook also serves as an officer and Trustee of the Trust.

2. The “Trustees and Officers” tables on page 11 of the SAI is hereby deleted in its entirety and replaced with the following:

Name, Year of Birth & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Directorships Held by Trustee During the past 5 Years
Interested Trustees and Officers
Richard P. Cook* Year of Birth: 1978	President and Trustee	Mr. Cook has served as President of the Trust since March 2009 and Trustee of the Trust since November 2020.	Mr. Cook has been a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC (“CBCM”) since 2006.	1	None
David A. Hobbs* Year of Birth: 1977	Trustee	Mr. Hobbs has served as a Trustee of the Trust since August 2021.	From May 2010 to September 2021, Mr. Hobbs served as a Principal and President of CBCM. Effective August 2021, Mr. Hobbs has served as Chief Financial Officer and Chief Investment Officer of EBSCO Industries, Inc.	1	None
Independent Trustees^
Charles H. Ogburn Year of Birth: 1955	Trustee	Mr. Ogburn has served as a Trustee of the Trust since May 2010.	Mr. Ogburn has been Non-Executive Chairman of the Board of Crawford & Company since January 1, 2010.	1	Non-Executive Chairman, Crawford & Company
Bruce F. Rogers Year of Birth: 1958	Trustee	Mr. Rogers has served as a Trustee of the Trust since May 2009.	Mr. Rogers has been a Partner with the law firm of Bainbridge, Mims, Rogers & Smith LLP since January 1990.	1	None
Donald P. Carson Year of Birth: 1949	Trustee	Mr. Carson has served as a Trustee of the Trust since April 2014.	Mr. Carson has been the Managing Director of The Ansley Capital Group LLC and a Principal of Ansley Equity Partners, LLC since 2014. Mr. Carson has been the Principal at both Ansley Securities LLC (broker-dealer) and Don Carson Associates LLC (a financial advisory services firm) since May 2013. Prior to that, Mr. Carson served as President of RFA Management Company LLC from September 2003 to April 2013.	1	None

Name, Year of Birth & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers of the Trust
Enrico G. Camata Year of Birth: 1994	Treasurer and Principal Financial Officer	Mr. Camata has served as Treasurer and Principal Financial Officer of the Trust since August 2021.	Mr. Camata joined CBCM in 2016 as a Security Analyst.
Amanda S. Pridgen Year of Birth: 1983	Secretary, Chief Compliance Officer, and Anti-Money Laundering Officer	Mrs. Pridgen has served as Secretary, Chief Compliance Officer, and Anti-Money Laundering Officer of the Trust since January 2020.	Mrs. Pridgen joined CBCM in 2014.
+ Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
* Messrs. Cook and Hobbs are interested persons, as defined in the 1940 Act, of the Trust because of their current or past affiliations with the Adviser.
^ Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.
** Each Trustee serves for an indefinite term. Each Officer serves for an annual term and until his or her successor is elected and qualified.

3. The first paragraph under “Trustee Qualifications” in the section entitled “Board Leadership Structure and Risk Oversight” on page 13 of the SAI is deleted in its entirety and replaced with the following:
Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. Mr. Cook has been a Principal and Portfolio Manager of the Adviser since its inception in 2006. Before forming the Adviser, Mr. Cook managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners, LLC and Gullane Capital Partners Encore, LLC from June 2004 to December 2006. Previously, Mr. Cook worked for Tudor Investment Corporation in Greenwich, Connecticut. Mr. Cook attended Hampden-Sydney College where he graduated summa cum laude in three years with a B.S. in Mathematics, Applied Mathematics, and Economics and was a member of Phi Beta Kappa. Mr. Cook has approximately 20 years of investment management experience. Mr. Hobbs currently serves as Chief Financial Officer and Chief Investment Officer for EBSCO Industries. From 2010 to 2021, he was a Partner and President of Cook & Bynum Capital Management. He received an M.B.A. from the Goizueta Business School at Emory University and graduated from Hampden-Sydney College, where he was valedictorian of his class and graduated summa cum laude with a B.A. in Economics. Mr. Carson has 48 years of commercial banking, investment banking, investment management, real estate management, and tax and estate planning experience. Mr. Carson also currently serves as the principal of a registered broker-dealer firm. Through this experience, Mr. Carson possesses an understanding of the regulatory framework under which investment companies must operate. Mr. Ogburn has over 31 years of experience in the investment management and investment banking industries and possesses an understanding of the regulatory framework under which investment companies must operate. Mr. Rogers has practiced law for over 33 years and also possesses an understanding of the regulatory framework under which investment companies must operate. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of the individual Trustees makes them each qualified.
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If you have any questions, please call the Fund at 1-877-839-COBY (2629).
Please retain this supplement for future reference.
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